THIRD QUARTER REPORT

[MORGAN STANLEY LOGO]

Morgan Stanley Africa Investment Fund, Inc.

SEPTEMBER 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                              William G. Morton, Jr.
CHAIRMAN OF THE BOARD OF DIRECTORS           DIRECTOR

Ronald E. Robison                            Michael Nugent
PRESIDENT AND DIRECTOR                       DIRECTOR

John D. Barrett II                           Fergus Reid
DIRECTOR                                     DIRECTOR

Thomas P. Gerrity                            Stefanie V. Chang
DIRECTOR                                     VICE PRESIDENT

Gerard E. Jones                              Lorraine Truten
DIRECTOR                                     VICE PRESIDENT

Joseph J. Kearns                             Joseph P. Stadler
DIRECTOR                                     VICE PRESIDENT AND TREASURER

Vincent R. McLean                            Mary E. Mullin
DIRECTOR                                     SECRETARY

C. Oscar Morong, Jr.                         Belinda A. Brady
DIRECTOR                                     ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                     MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
                                     OVERVIEW

LETTER TO SHAREHOLDERS

For the nine months ended September 30, 2001, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -13.04%. For the period from the Fund's commencement of operations on February 14, 1994 through September 30, 2001, the Fund's cumulative total return, based on net asset value per share, was 6.36%. On September 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $6.61, representing a 24.4% discount to the Fund's net asset value per share.

MARKET OVERVIEW AND OUTLOOK

The South African market fell by 12.9% in the first nine months of the year, as measured by the IFC South Africa Index, primarily a result of a weakening currency, which has suffered in the face of falling commodity prices and large capital outflows. The events of September 11 had a clear impact on the market and currency, as they did around the world. Oil and mining stocks continued to be the best performers, with the gold sector showing particular strength. The slowdown in the global economy and lack of a rebound in domestic demand has led to downgrades in expectations for GDP growth for this year and 2002 to around 2.5% from 3%. Further interest rate cuts, while still likely, will be postponed for a few months as the latest bout of currency weakness is digested and the effect on inflation can be measured. Market conditions have reduced the probability that privatizations in the telecommunications sector will be completed before year-end, depriving the country of much-needed hard currency inflows.

We remain upbeat about the prospects of the South African market, which had been helped by the non-volatile nature of its economic growth profile in uncertain times. The market will also be interesting as the current global economic cycle bottoms, due to the large number of commodity cyclical stocks, as well as the depressed valuations across almost all sectors.

The Egyptian market continues to flounder and is down 35.1% in the first nine months of the year, as measured by the IFC Egypt Index. Corporate results have been disappointing, victims of the sluggish economy and the devaluation in the currency. The government devalued the currency in August by approximately 10% and instituted a trading band, a move that was not anticipated but badly needed. The Egyptian Pound has been trading at the weaker end of the range and will possibly need to be devalued further. Government policy has seen no major shifts in other areas, and we see no catalyst for an economic rebound in the near term. The tourism sector, one of the principal sources of hard currency inflows, should weaken in the coming months, a result of the events on September 11. We have continued to reduce our exposure to the market.

Botswana has rallied impressively this year, with the IFC Botswana Index up by 45.8%. Pension fund managers have received significant flows from government, as the system gets partially privatized, and have invested in the equity market. We believe this technical phenomenon will continue for a few more months. The economic outlook is still healthy, though the fall in global diamond sales will likely hurt the export sector in 2001 and 2002.

Mauritius fell by 14.7% for the first nine months of the year, as the market continues to suffer from investor neglect. Corporate earnings have been mixed, with the tourism sector disappointing and the banking sector meeting expectations. The economy will probably grow by 6.3% this year, and we expect a similar rate in the coming year.

OTHER DEVELOPMENTS

On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine months ended September 30, 2001, there were no repurchases of Fund shares. From the inception of the program through September 30, 2001, the Fund has repurchased 2,135,656 shares of its Common Stock at an average discount of 26.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On September 21, 2001, the Fund completed its third tender offer. The Fund accepted 898,441 shares for payment which represented 10% of the Fund's then outstanding shares. Final payment was made on October 1, 2001 at $7.98 per share, representing 95% of the NAV per share on September 21, 2001.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR
October 2001

--------------------------------------------------------------------------------
ON OCTOBER 18, 2001, THE FUND'S BY-LAWS WERE AMENDED TO CHANGE THE RETIREMENT AGE FOR ITS DIRECTORS TO 72 FROM 73.

                                     MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
                                     SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY
HISTORICAL INFORMATION

                                                   TOTAL RETURN (%)
                                ------------------------------------------------
                                     MARKET VALUE(1)        NET ASSET VALUE(2)
                                ------------------------------------------------
                                               AVERAGE                   AVERAGE
                                 CUMULATIVE    ANNUAL     CUMULATIVE     ANNUAL
                                ------------  ---------  ------------  ---------
Year to Date                      -16.06%          --      -13.04%          --
One Year                          -14.68       -14.68%     -19.15       -19.15%
Five Year                         -22.98        -5.09      -21.01        -4.61
Since Inception*                  -19.57        -2.81        6.36         0.81

Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                            YEAR ENDED DECEMBER 31,                         NINE MONTHS
                              ----------------------------------------------------------------------------     ENDED
                                                                                                           SEPTEMBER 30,
                                  1994*      1995      1996        1997       1998       1999        2000      2001
                                  -----      ----      ----        ----       ----       ----        ----      ----
Net Asset Value Per Share      $  14.43   $  17.05   $  16.86   $  14.45   $  11.69   $  14.51   $  10.05  $   8.74
Market Value Per Share         $  11.38   $  12.88   $  13.63   $  11.50   $   8.38      10.38   $   7.88  $   6.61
Premium/(Discount)                -21.1%     -24.5%     -19.2%     -20.4%     -28.3%     -28.5%     -21.6%    -24.4%
Income Dividends               $   0.54   $   0.96   $   0.14   $   0.30   $   0.86   $   0.30   $   0.33        --
Capital Gains Distributions          --   $   0.01   $   1.23   $   2.25   $   0.00#        --         --        --
Fund Total Return(2)               7.34%     26.14%      8.64%      2.69%    -11.82%     27.34%    -27.91%   -13.04%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 *  The Fund commenced operations on February 14, 1994.
 #  Amount is less than U.S.$0.01 per share.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

[CHART]

ALLOCATION OF TOTAL INVESTMENTS

--------------------------------------
Equity Securities            96.4%
Short-Term Investments        3.6
--------------------------------------

[CHART]

INDUSTRIES

--------------------------------------
Banks                            29.0%
Metals & Mining                  19.7
Beverages                        11.4
Industrial Conglomerates          7.6
Insurance                         7.2
Oil & Gas                         4.4
Tobacco                           2.3
Paper & Forest Products           2.2
Diversified Financials            1.9
Specialty Retail                  1.9
Other                            12.4
-------------------------------------

[CHART]

COUNTRY WEIGHTINGS

--------------------------------------
South Africa                    59.4%
Mauritius                       10.9
Botswana                         7.9
Ghana                            5.8
Zimbabwe                         3.7
Egypt                            2.7
Kenya                            0.8
Ivory Coast                      0.7
Tunisia                          0.5
Malawi                           0.2
Other                            7.4
--------------------------------------

TEN LARGEST HOLDINGS

                                                           PERCENT OF
                                                           NET ASSETS
---------------------------------------------------------------------
1.   Anglo American plc (South Africa)                         12.2%
2.   Sechaba Breweries Ltd. (Botswana)                          7.6
3.   Sanlam Ltd. (South Africa)                                 6.0
4.   State Bank of Mauritius Ltd. (Mauritius)                   5.7
5.   FirstRand Ltd. (South Africa)                              5.0
6.   Anglo American Platinum Corp., Ltd. (South Africa)         4.7%
7.   Sasol Ltd. (South Africa)                                  4.4
8.   Standard Bank Investment Corp., Ltd. (South Africa)        4.1
9.   ABSA Group Ltd. (South Africa)                             3.8
10.  Mauritius Commercial Bank (Mauritius)                      3.5
                                                               -----
                                                               57.0%
                                                               =====

                                     MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
                                     STATEMENT OF NET ASSETS
                                     SEPTEMBER 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                               VALUE
                                             SHARES            (000)
---------------------------------------------------------------------
COMMON STOCKS (92.8%)
(Unless otherwise noted)
=====================================================================
BOTSWANA (7.9%)
BANKS
  Barclays Bank of Botswana                    86,600     $       227
---------------------------------------------------------------------
BEVERAGES
  Sechaba Breweries Ltd.                    4,533,640           5,344
---------------------------------------------------------------------
                                                                5,571
=====================================================================
EGYPT (2.7%)
ELECTRICAL EQUIPMENT
  Egyptian Electrical Cables Co.                1,523               1
---------------------------------------------------------------------
TOBACCO
  Eastern Tobacco                              96,985           1,263
---------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Egyptian Company for Mobile Services         68,285             670
=====================================================================
                                                                1,934
=====================================================================
GHANA (5.8%)
BANKS
  Ghana Commercial Bank Ltd.                5,394,580             710
  SSB Bank                                  6,938,100           1,354
  Standard Chartered Bank (Ghana) Ltd.        493,400             858
---------------------------------------------------------------------
                                                                2,922
---------------------------------------------------------------------
BEVERAGES
  Ghana Breweries Ltd.                        672,002              74
  Guinness (Ghana) Ltd.                     1,469,089             112
---------------------------------------------------------------------
                                                                  186
---------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Home Finance Co., Ltd.                    2,814,840             227
---------------------------------------------------------------------
HOUSEHOLD DURABLES
  Unilever (Ghana) Ltd.                     2,494,900             445
---------------------------------------------------------------------
TOBACCO
  British American Tobacco Co. (Ghana)      6,749,660             344
---------------------------------------------------------------------
                                                                4,124
=====================================================================
IVORY COAST (0.7%)
FOOD PRODUCTS
  Societe Ivoirienne de Coco Rappe             24,000             217
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Filature Tissages Sacs C I                   25,000             274
---------------------------------------------------------------------
                                                                  491
=====================================================================
KENYA (0.8%)
AUTO COMPONENTS
  Firestone East Africa Ltd.                1,945,050             157
---------------------------------------------------------------------
BANKS
  Kenya Commercial Bank Ltd.                1,321,768             255
---------------------------------------------------------------------
BUILDING PRODUCTS
  Athi River Mining Ltd.                    1,362,500              58
---------------------------------------------------------------------
FOOD & DRUG RETAILING
  Uchumi Supermarket Ltd.                     113,857              53
---------------------------------------------------------------------
                                                                  523
=====================================================================
MALAWI (0.2%)
FOOD PRODUCTS
  Sugar Corp. of Malawi                     2,160,000             125
=====================================================================
MAURITIUS (10.9%)
BANKS
  Mauritius Commercial Bank                   884,636           2,456
  State Bank of Mauritius Ltd.             10,363,603           4,010
---------------------------------------------------------------------
                                                                6,466
---------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE
  New Mauritus Hotels Ltd.                  1,303,850           1,250
---------------------------------------------------------------------
                                                                7,716
=====================================================================
SOUTH AFRICA (59.4%)
BANKS
  ABSA Group Ltd.                             651,100           2,687
  FirstRand Ltd.                            4,264,400           3,520
  Nedcor Ltd.                                 101,297           1,481
  Standard Bank Investment Corp., Ltd.        848,570           2,905
---------------------------------------------------------------------
                                                               10,593
---------------------------------------------------------------------
BEVERAGES
  South African Breweries plc                  67,790             416
  South African Breweries plc  GBP            280,084           1,754
---------------------------------------------------------------------
                                                                2,170
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Barlow Ltd.                                 127,000             691
  Bidvest Group Ltd.                          376,048           1,789
  Remgro Ltd.                                 318,040           2,096
---------------------------------------------------------------------
                                                                4,576
---------------------------------------------------------------------
INSURANCE
  Liberty Group Ltd.                          146,500             847
  Sanlam Ltd.                               4,086,300           4,251
---------------------------------------------------------------------
                                                                5,098
---------------------------------------------------------------------

                                        5

                                                              VALUE
                                             SHARES           (000)
---------------------------------------------------------------------
SOUTH AFRICA (CONTINUED)
METALS & MINING
  Anglo American Platinum Corp., Ltd.         100,530     $     3,341
  Anglo American plc                          141,023           1,700
  Anglo American plc                     GBP  581,703           6,922
  Gencor Ltd.                                  81,100             265
  Impala Platinum Holdings Ltd.                36,300           1,279
---------------------------------------------------------------------
                                                               13,507
---------------------------------------------------------------------
OIL & GAS
  Sasol Ltd.                                  379,890           3,097
---------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Sappi Ltd.                                  182,400           1,568
---------------------------------------------------------------------
SPECIALTY RETAIL
  JD Group                                    358,400           1,370
---------------------------------------------------------------------
                                                               41,979
=====================================================================
TUNISIA (0.5%)
DIVERSIFIED FINANCIALS
  Tunsie Leasing SA                            15,000             340
=====================================================================
ZAMBIA (0.2%)
METALS & MINING
  Zambia Consolidated Copper Mines Ltd.       586,700             121
=====================================================================
ZIMBABWE (3.7%)
BEVERAGES
  Delta Corp., Ltd.                         4,756,793             370
---------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  NMBZ Holdings Ltd.                          453,500             804
---------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE
  Zimbabwe Sun Ltd.                        10,053,378              62
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  TA Holdings Ltd.                         11,432,100             215
  Trans Zambezi Industries Ltd.             8,572,410             316
---------------------------------------------------------------------
                                                                  531
---------------------------------------------------------------------
METALS & MINING
  Bindura Nickel Corp., Ltd.                3,389,956             145
  Wankie Colliery Co., Ltd.                 7,871,900             106
---------------------------------------------------------------------
                                                                  251
---------------------------------------------------------------------
MULTILINE RETAIL
  Meikles Africa Ltd.                       1,499,180             564
---------------------------------------------------------------------
TOBACCO
  T.S.L. Ltd.                               3,477,000              49
---------------------------------------------------------------------
                                                                2,631
=====================================================================
TOTAL COMMON STOCKS
(Cost $104,473)                                                65,555
=====================================================================

                                               FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.0%)
=====================================================================
UNITED STATES (2.0%)
  REPURCHASE AGREEMENT
  J.P. Morgan Securities, Inc., 2.50%,
   dated 9/28/01, due 10/1/01
  (Cost $1,426)                                 1,426(a)        1,426
=====================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (1.5%)
=====================================================================
  Egyptian Pound                     EGP        2,661             624
  Ghana Cedi                         GHC    1,179,631             143
  Mauritian Rupee                    MUR          812              27
  South African Rand                 ZAR        2,100             233
  Zimbabwe Dollar                    ZWD        1,322               4
---------------------------------------------------------------------
  (Cost $1,033)                                                 1,031
=====================================================================
TOTAL INVESTMENTS (96.3%)
(Cost $106,932)                                                68,012
=====================================================================
OTHER ASSETS AND LIABILITIES (3.7%)
=====================================================================
  Other Assets                                 10,362
  Liabilities                                  (7,738)          2,624
=====================================================================
NET ASSETS (100%)
  Applicable to 8,085,966, issued and
   outstanding $ 0.01 par value shares
   (100,000,000 shares authorized)                        $    70,636
=====================================================================
NET ASSET VALUE PER SHARE                                 $      8.74
=====================================================================

(a) -- The repurchase agreement is fully collateralized by U.S.
government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

=====================================================================
SEPTEMBER 30, 2001 EXCHANGE RATES:
---------------------------------------------------------------------
EGP  Egyptian Pound                                4.262 =   $ 1.00
GHC  Ghana Cedi                                 8249.998 =   $ 1.00
MUR  Mauritian Rupee                              29.720 =   $ 1.00
ZAR  South African Rand                            9.027 =   $ 1.00
ZWD  Zimbabwe Dollar                             372.499 =   $ 1.00
---------------------------------------------------------------------

                                        6